KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

OF

KEMPER INVESTORS LIFE INSURANCE COMPANY

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED

APRIL 30, 2008

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The Board of Trustees of Janus Aspen Series (the “Trust”) approved a plan to liquidate the Janus Aspen Perkins Small Company Value Portfolio of the Trust (the “Portfolio”). As a result of the decision to liquidate the Portfolio, no new payment allocations or transfers may be made to the Subaccount investing in the Portfolio (the “Affected Subaccount”) after April 15, 2009.

On or about April 30, 2009 (the “Liquidation Date”), the Portfolio will cease operations. Prior to the Liquidation Date, Contract Owners with allocations invested in the Affected Subaccount may transfer to any of the other investment options available under the Contract. This transfer will be free of charge and will not count toward the number of free transfers that you may make each year. You may call us at 888-477-9700 to make a transfer.

If we do not receive a transfer request from a Contract Owner, any funds remaining in the Affected Subaccount after the close of business on the day prior to the Liquidation Date will be transferred to the Subaccount that invests in DWS Money Market VIP, a money market portfolio of DWS Variable Series II (the “Money Market Subaccount”). These funds will remain invested in the Money Market Subaccount until the Contract Owner transfers the funds into another investment option. For more information about the other investment options under the Contract, see the prospectus for Contract.

For more information, see the Prospectus Supplement for the Janus Aspen Perkins Small Company Value Portfolio (Service Shares) of Janus Aspen Series dated February 25, 2009.

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Supplement dated March 12, 2009

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